Advances for Capital Expenditures	6 Months Ended
Sep. 30, 2025
Advances for Capital Expenditures [Abstract]
ADVANCES FOR CAPITAL EXPENDITURES

NOTE 7 – ADVANCES FOR CAPITAL EXPENDITURES

During the six months ended September 30, 2025, as part and partial of planned operation, the Company made strategic advance payments for the development of systemic functional modules critical to its Internet Hospital business. These payments, which are classified as advances for capital expenditures on the unaudited condensed consolidated balance sheet, were made in accordance with the terms of the underlying agreements to secure priority development and favorable commercial terms. As of September 30, 2025 and the date of this report, the development process of all functional modules was conducted on schedule and expected to be delivered to the Company around September 2026.